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                                                                EXHIBIT 10.20(b)

[BANK OF AMERICA LOGO]
                                                          AMENDMENT TO DOCUMENTS
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                   FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT

This First Amendment to Business Loan Agreement is entered into as of October 1, 1998, between Bank of America National Trust and Savings Association ("Bank") and Ventana Medical Systems, Inc. ("Borrower").

                                    RECITALS

A. WHEREAS, Bank and Borrower have entered into that certain Business Loan Agreement dated June 9, 1998, (the "Agreement"); and

B. WHEREAS, Borrower and Bank desire to amend certain terms and provisions of said Agreement as more specifically hereinafter set forth.

                                     AGREED

NOW, THEREFORE, in consideration of the foregoing recitals, Bank and Borrower mutually agree to amend said Agreement as follows:

1. Paragraph 7.11 (Dividends) of the Agreement, is amended in the entirety to read as follows:

    7.11 DIVIDENDS. Not to declare or pay any dividends on any of its shares except dividends payable in capital stock of the Borrower. The Borrower not to purchase, redeem or otherwise acquire for value any of its shares of common stock currently held in the open market, or create any sinking fund in relation thereto, in an amount exceeding 750,000 shares of common stock.

This amendment will become effective as of October 1, 1998, the ("Effective Date"), provided that each of the following conditions precedent have been satisfied:

     The Bank has received from the Borrower's duly executed original of this Amendment.

Except as provided in this Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect.

This Amendment shall be effective between the parties as of the date hereof. The Agreement as amended hereby, shall hereinafter constitute the Agreement between the parties.


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IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above.

BANK OF AMERICA NATIONAL TRUST AND SAVINGS      VENTANA MEDICAL SYSTEMS, INC.
ASSOCIATION



/s/ SEAN DICKES                                 /s/ PIERRE SICE
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By:  Sean Dickes, Vice President                By: Pierre Sice, Vice President,
                                                Chief Financial Officer








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